SUMMARY PROSPECTUS MAY 1, 2011

P A R N A S S U S F I X E D—I N C O M E F U N DSM

PRFIX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can fi nd the Fund’s prospectus and other information about the Fund online at www.parnassus.com. You can also get this information at no cost by calling (800) 999-3505 or by sending an e-mail request to shareholder@parnassus.com.

Parnassus Fixed-Income Fund

Investment Objective

The Parnassus Fixed-Income Fund’s objective is a high level of current income consistent with safety and preservation of capital.

Fees and Expenses

This table describes the fees and expenses that you may pay if you buy and hold shares of the Parnassus Fixed-Income Fund.

Parnassus Fixed-Income Fund
Annual Fund Operating Expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50
Distribution (12b-1) Fees	None
Other Expenses	0.33
Service Fees	0.11
All remaining other expenses	0.22
Total Annual Fund Operating Expenses	0.83
Expense Reimbursement	0.08	[1]
Total Annual Fund Operating Expenses After Expense Reimbursement	0.75

[1]

The investment adviser has contractually agreed to reduce its investment advisory fee to the extent necessary to limit total operating expenses to 0.75% of net assets for the Parnassus Fixed-Income Fund. This limitation continues until May 1, 2012, and may be continued indefinitely by the investment adviser on a year-to-year basis.

For additional information about the Parnassus Fixed-Income Fund’s expenses, please see Fund Expenses and Financial Highlights in the prospectus.

Example

This example is intended to help you compare the cost of investing in the Parnassus Fixed-Income Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, and that the Fund’s expenses are equal to the net annual fund operating expenses for the first year and the total annual fund operating expenses for the remaining years. Although your actual costs may be higher or lower, under these assumptions, your costs would be:

1 Year	3 Years	5 Years	10 Years
$77	$257	$453	$1,018

Portfolio Turnover

The Parnassus Fixed-Income Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 56.1% of the average value of its portfolio.

Principal Investment Strategies

The Parnassus Fixed-Income Fund normally invests at least 80% of its net assets (plus borrowings for investment purposes) in a diversified portfolio of bonds and other fixed-income instruments. The Fund invests primarily in investment-grade bonds, which means they are rated within the four highest categories as determined by a nationally recognized statistical rating organization. Ordinarily, at the time of purchase, at least 65% of the Fund’s total net assets will be invested in fixed-income securities rated “A” or better by Moody’s Investors Service, Inc. (“Moody’s”) or Standard & Poor’s Rating Group (“S&P”), and at least 80% in fixed-income securities with investment-grade ratings (i.e., rated at least BBB- or Baa3 or better). The Fund’s investment adviser (Adviser) also takes environmental, social and governance factors into account in making investment decisions. The Fund may sell a security if the Adviser believes it no longer meets the Fund’s investment objective.

Principal Risks

All investments involve risk, and investing in the Parnassus Fixed-Income Fund is no exception. The Fund is intended for investors who can accept that there will be fluctuations in value. Investments in the Fund are not deposits, endorsements or guarantees of any bank and are not insured by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s principal risks include the following:

■	You could lose money investing in the Fund. The likelihood of loss may be greater if you invest for a shorter period of time.

■

In general, bond prices are inversely related to interest rates. As interest rates drop, bond prices will likely go up, and as interest rates go up, the value of bonds will likely go down (interest rate risk).

■	There is a possibility that issuers of debt obligations will not pay the Fund interest or principal or that their credit rating may be downgraded by a ratings agency (credit risk).

■	A security’s value may also be affected by market activity or by supply and demand (market risk). If the Fund is unable to find buyers for a given security, this can have a negative effect on the NAV.

■

Up to 20% of the Parnassus Fixed-Income Fund’s assets may be invested in convertible securities, and these securities may not have an investment-grade rating, which would make them riskier than securities with an investment-grade rating.

■

The Fund may incur high portfolio turnover. High portfolio turnover necessarily results in correspondingly greater transaction costs (such as brokerage commissions or markups or markdowns), which the Fund must pay, and increased realized gains (or losses) to investors. Distributions to shareholders of short-term capital gains are taxed as ordinary income under Federal tax laws.

■	The Fund adheres to “responsible investing” guidelines, which may limit the investment opportunities available to the Fund.

Performance Information

The bar chart and table that follow contain information that allows you to evaluate the Parnassus Fixed-Income Fund’s performance using several measures, such as yearly changes in performance, best and worst quarterly returns, and average annual total returns before and after taxes compared to a broad measure of market performance. How the Fund performed in the past (before and after taxes) is not necessarily an indication of how it will perform in the future. Updated performance information is available on the Fund’s website, www.parnassus.com, or by calling toll-free at (800) 999-3505.

During the ten-year period shown in the bar chart, the highest return for a quarter was 6.1% (quarter ended March 31, 2001), and the lowest return for a quarter was a loss of 2.1% (quarter ended December 31, 2010).

Below is a table comparing the performance of the
Parnassus Fixed-Income Fund with that of the Barclays
Capital U.S. Government/Credit Bond Index and the
Lipper A-Rated Bond Fund Average. Figures are average
annual returns for the one-, five- and ten-year periods
ended December 31, 2010. The table is intended to
demonstrate the risk of investing in the Fund by
showing how the Fund’s average annual total returns
compare with a stock index and a group of similar
mutual funds, and also how the Fund’s performance
varies from year to year.

Parnassus Fixed-Income Fund
Average Annual Total Returns (%)	One Year	Five Years	Ten Years
(all periods ended December 31, 2010)
Return before Taxes	6.61	6.05	6.32
Return after Taxes on Distributions	5.75	4.71	4.85
Return after Taxes on Distributions and Sale of Fund Shares	5.45	4.53	4.64
Barclays Capital U.S. Government/Credit Bond Index	6.59	5.56	5.83
Lipper A-Rated Bond Fund Average	7.51	4.78	5.24

The after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

The Adviser

Parnassus Investments is the investment adviser to the Parnassus Fixed-Income Fund. For more information on the Adviser, please see “Management of the Funds” in the prospectus and “The Adviser” in the statement of additional information.

Portfolio Manager

Minh T. Bui has been the Portfolio Manager of the Parnassus Fixed-Income Fund since 2008. Mr. Bui is also a Senior Research Analyst with Parnassus Investments, where he has worked since 2005. For more information, please see “Management of the Funds” in the prospectus and “Portfolio Managers” in the statement of additional information.

For important information about the purchase and sale of Fund shares, tax information, and payments to financial intermediaries, please turn to “Additional Summary Information” on page 19 of the prospectus.

Purchase and Sale of Fund Shares

The minimum initial purchase is $2,000 per Fund, with a minimum of $500 per Fund for certain custodial accounts and IRAs. The minimum investment in an automatic investment plan is $50 per Fund. The minimum subsequent investment is $50 per Fund.

You may redeem and purchase shares of a Fund each day the New York Stock Exchange is open. You may redeem or purchase Fund shares online through our website at www.parnassus.com, by mail (Parnassus Funds, 1 Market Street, Suite 1600, San Francisco, CA 94105), or by telephone at (800) 999-3505. Investors who wish to redeem or purchase shares through a broker-dealer or other financial intermediary should contact the intermediary regarding the hours during which orders may be placed.

For additional information, please see “How to Purchase, Exchange and Redeem Shares” in the prospectus.

Tax Information

The Funds’ distributions will be taxed as ordinary income or capital gains, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account.

Financial Intermediary Compensation

If you purchase a Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict fl of interest by infl fluencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your nancialfi intermediary’s website for more information.

For additional information, please see “Distribution Agreement,” “Distribution Plan and Shareholder Servicing Plan” and “Additional Marketing and Support Payments” in the statement of additional Information.

P A R N A S S U S I N V E S T M E N T S ®

1	Market Street, Suite 1600 San Francisco, CA 94105 (800) 999-3505 www.parnassus.com

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